UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________________________________________
FORM 8-K
______________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2026
______________________________________________________________________________________
Park Hotels & Resorts Inc.
(Exact name of Registrant as Specified in Its Charter)
______________________________________________________________________________________

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)
(571) 302-5757
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 19, 2026, Park Hotels & Resorts Inc. (the “Company”) issued a press release announcing its results of operations for the fourth quarter and full-year ended December 31, 2025 and made available certain supplemental information concerning the portfolio and operation of the Company. Copies of the press release and the supplemental information are furnished as Exhibits 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.
In accordance with General Instructions B.2 of Form 8-K, the information included in Item 2.02 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Operating Officer Appointment

On February 12, 2026, the Board of Directors (the “Board”) of the Company appointed Sean M. Dell’Orto as Chief Operating Officer of the Company, effective immediately, in addition to his roles as Executive Vice President, Chief Financial Officer and Treasurer.

Mr. Dell’Orto, age 51, has served as the Company’s Executive Vice President and Chief Financial Officer since December 2016 and also as the Company’s Treasurer from December 2016 until February 2020 and then again starting in January 2022. Prior to joining the Company, Mr. Dell’Orto served as Senior Vice President, Treasurer of Hilton Worldwide Holdings Inc. (NYSE: HLT), a global hospitality company, from September 2012 until December 2016. Prior to that, Mr. Dell’Orto served as Vice President, Corporate Finance of Hilton from February 2010 to September 2012, leading corporate forecasting and capital markets activities including debt fundraising and refinancing, loan workouts and modifications, strategic planning and debt compliance. Prior to his tenure at Hilton, Mr. Dell’Orto held similar management roles at Barceló Crestline Corporation and Highland Hospitality Corporation. Mr. Dell’Orto received his Bachelor of Science degree from University of Virginia and his Master of Business Administration degree from the Wharton School, University of Pennsylvania. Mr. Dell’Orto served on the pre-Spin-off Board of the Company from December 2016 until January 3, 2017. Mr. Dell’Orto currently serves as a Trustee for the Servicesource Foundation.

Mr. Dell’Orto will continue to participate in the Company’s executive compensation program. In connection with his appointment as Chief Operating Officer, Mr. Dell’Orto’s annual base salary was increased to $675,000, his aggregate target value under the LTIP (as defined below) was increased to 333% of his base salary and the target amount of his bonus under the STIP (as defined below) was increased to 125% of his base salary.

Amendment to Long-Term Incentive Program

On February 12, 2026, the Compensation & Human Capital Committee (the “Compensation Committee”) of the Board approved changes to the Executive Long-Term Incentive Program (“LTIP”) to (i) provide an additional performance metric with respect to the portion of the award granted in the form of performance-based restricted stock units (“PSUs”); (ii) modify the relative portion of the annual equity grant made to each executive officer and Section 16 officer (other than the Chief Executive Officer (the “CEO”)) that is delivered in the form of a PSU and the relative portion of the annual equity grant that is delivered in the form of a time-based restricted stock award (“RSAs”); and (iii) modify the aggregate target value for Executive Vice Presidents and the CEO. Beginning with the 2026 equity awards under the LTIP:

•with respect to PSU awards to any participant under the LTIP, 75% of such awards will vest based on the Company’s total shareholder return relative to peer companies in the FTSE NAREIT Lodging Resorts Index and that have a market capitalization in excess of $1 billion as of the first day of the applicable performance period and 25% of such awards will vest based on the Company’s total revenue per available room (“RevPAR”) growth relative to the total RevPAR growth of such peer companies, which is a change from prior years, when 100% of such PSU awards vested based on the Company’s relative total shareholder return;

•with respect to participants of the LTIP who are named executive officers or Section 16 officers (other than the CEO) (the “Other Participants”), 50% of such participant’s aggregate annual target value will be granted in the form of PSUs and 50% will be granted in the form of RSAs, which is a change from the current 2025 allocation, when equity awards for such participants under the LTIP were granted 60% in the form of PSUs and 40% in the form of RSAs;

•with respect to Executive Vice Presidents of the Company, annual awards under the LTIP will have an aggregate target value of up to 350% of each such Executive Vice President’s base salary, which is a change from the prior annual aggregate target value of up to 275% of base salary; and

•with respect to Thomas J. Baltimore, Jr., President and CEO, annual awards under the LTIP will have an aggregate target value of $7,000,000 or more, which is a change from the prior annual target value of $5,250,000 or more.

The amendments discussed above apply to equity awards under the LTIP beginning in 2026. The terms and amounts of outstanding awards previously granted under the LTIP remain as set forth in the applicable award agreement and are not affected by the amendments.

A copy of the Park Hotels & Resorts Inc. Executive Long-Term Incentive Program (amended and restated as of February 12, 2026), incorporating the amendments to the LTIP, is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the LTIP, and the amendments thereto, is qualified in its entirety by reference to the full text of the Park Hotels & Resorts Inc. Executive Long-Term Incentive Program (amended and restated as of February 12, 2026). In addition, forms of the Performance Stock Unit Agreement used for the Company’s CEO and Executive Performance Stock Unit Agreement used for the Other Participants, respectively, incorporating the additional PSU award metric described above, are being filed as Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the CEO Performance Stock Unit Agreement and Executive Performance Stock Unit Agreement are qualified in their entirety by reference to the full text thereof.

Amendment to Short-Term Incentive Program

On February 12, 2026, the Compensation Committee has also approved amendments to the Park Hotels & Resorts Inc. Executive Short-Term Incentive Program (“STIP”) to:

•with respect to Mr. Baltimore, increase the threshold, target and maximum amounts of his bonus from 87.5%, 175% and 350%, respectively, of his base salary (with the Compensation Committee having discretion to set higher threshold or maximum amounts) to 112.5%, 225% and 450%, respectively, of his base salary (with the Compensation Committee continuing to have discretion to set higher threshold or maximum amounts); and

•with respect to Executive Vice Presidents of the Company, increase the target amount of the bonus from up to 100% of each such Executive Vice President’s base salary (with the Compensation Committee having discretion to set the actual amount) to up to 125% of base salary (with the Compensation Committee having discretion to set the actual amount).

The amendments discussed above apply to awards under the STIP beginning in 2026.

A copy of the Park Hotels & Resorts Inc. Executive Short-Term Incentive Program (amended and restated as of February 12, 2026) incorporating the amendments to the STIP is being filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the STIP, and the amendments thereto, is qualified in its entirety by reference to the full text of the Park Hotels & Resorts Inc. Executive Short-Term Incentive Program (amended and restated as of February 12, 2026).

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

10.1	Park Hotels & Resorts Inc. Executive Long-Term Incentive Program (amended and restated as of February 12, 2026)
10.2	Form of CEO Amended and Restated Performance Stock Unit Agreement
10.3	Form of Executive Amended and Restated Performance Stock Unit Award Agreement
10.4	Park Hotels & Resorts Inc. Executive Short-Term Incentive Program (amended and restated as of February 12, 2026)
99.1	Press release dated February 19, 2026
99.2	Fourth Quarter and Full-Year 2025 Supplemental Data
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: February 19, 2026	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer